UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2008
AMICUS THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33497	20-0422823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 662-2000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT LIST
EX-10.1 2008 Amended and Restated Employment Agreement dated December 30, 2008
EX-10.2 Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and James E. Dentzer
EX-10.3 Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and Matthew Patterson
EX-10.4 Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and David Lockhart
EX-10.5 Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and Gregory Licholai

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 30, 2008, Amicus Therapeutics, Inc. (the “Company”) entered into the 2008 Amended and Restated Employment Agreement (the “2008 Amended Employment Agreement”) with John F. Crowley, the Company’s President and Chief Executive Officer. On December 30, 2008, the Company also entered into certain Letter Agreements (the “Letter Agreements”) with each of James E. Dentzer, Chief Financial Officer, Matthew R. Patterson, Chief Operating Officer, David Lockhart, Ph.D., Chief Scientific Officer, and Gregory Licholai, Vice President, Medical Affairs (collectively, with Mr. Crowley, the “Named Executive Officers”). As previously disclosed, the Company previously entered into an Amended and Restated Employment Agreement with Mr. Crowley and letter agreements with the other Named Executive Officers relating to severance and change in control benefits.
     The changes reflected in the 2008 Amended Employment Agreement and Letter Agreements were entered into to ensure compliance with the regulations promulgated under Section 409A of the Internal Revenue Code, as amended (“Section 409A”). Section 409A governs the deferral of compensation by a director, officer, or employee who has a legally binding right to compensation payable in a future year. Section 409A imposes new requirements with respect to deferral elections, payment events, and payment elections. No changes were made to any of the Named Executive Officers’ respective employment agreements relating to the financial benefits available to the Named Executive Officers in connection with their employment or resulting from termination or a change in control as previously disclosed by the Company. The 2008 Amended Employment Agreement restates the current financial benefits available to Mr. Crowley, including his current annual salary of $425,000.
     The changes to Mr. Crowley’s employment agreement pursuant to the 2008 Amended Employment Agreement include, but are not limited to, the following:
     (i) Modify the definition of “Good Reason” to ensure compliance with Section 409A;
     (ii) Specify that any bonus payable during Mr. Crowley’s employment term must be paid in a lump sum on or before the 15th of the third month following the end of the fiscal year in which it was earned;
     (iii) Clarify that in the event Mr. Crowley’s service with the Company is terminated, except for cause, the Amended Employment Agreement is not renewed, or after a change in control event Mr. Crowley is terminated, except for cause, or resigns for “Good Reason”, then the amount of salary owed to Mr. Crowley as salary continuation will be paid in accordance with the Company’s payroll practices and any bonus payable will payable on the date of termination;
     (iv) Specify that any accrued benefit amounts payable upon the termination of his service with the Company shall be made in a lump sum on the date of termination;
     (v) Provide for “gross-up” payments in the event that any payment or benefit to be received under the employment agreement is determined to be subject to the penalties imposed by Section 409A; and
     (vi) Provide that any amounts payable on account of termination of employment which constitute deferred compensation under Section 409A and are otherwise payable during the first six months following Mr. Crowley’s termination shall paid in a cash lump-sum payment on the earlier of (a) the date of the Mr. Crowley’s death or (b) the first business day of the seventh calendar month immediately following the month in which the termination occurs.

     The modifications to the employment agreement with each of Messrs. Dentzer, Patterson, Lockhart and Licholai pursuant to the Letter Agreements include, but are not limited, the following:
     (i) Clarify that in the event of the termination of officer’s service with the Company, except for cause, then the amount of salary owed to the officer will be paid in accordance with the Company’s payroll practices and any bonus payable will payable on the date of termination;
     (ii) Modify the definition of “Good Reason” to ensure compliance with Section 409A;
     (iii) Provide for “gross-up” payments in the event that any payment or benefit to be received under the employment agreement is determined to be subject to the penalties imposed by Section 409A; and
     (iv) Provide that any amounts payable on account of termination of employment which constitute deferred compensation under Section 409A, and are otherwise payable during the first six months following termination, shall paid in a cash lump-sum payment on the earlier of (a) the date of the officer’s death or (b) the first business day of the seventh calendar month immediately following the month in which the termination occurs.
     The foregoing description of the Amended Employment Agreement and Letter Agreements with the Named Executive Officers is not complete and is qualified in its entirety by reference to each of the agreements filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporate herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

10.1	2008 Amended and Restated Employment Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and John F. Crowley

10.2	Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and James E. Dentzer

10.3	Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and Matthew Patterson

10.4	Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and David Lockhart

10.5	Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and Gregory Licholai

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: December 30, 2008	By: Name:	/s/ Geoffrey P. Gilmore Geoffrey P. Gilmore
	Title:	Senior Vice President and General Counsel

EXHIBIT LIST

Exhibit	Description

10.1	2008 Amended and Restated Employment Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and John F. Crowley

10.2	Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and James E. Dentzer

10.3	Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and Matthew Patterson

10.4	Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and David Lockhart

10.5	Letter Agreement dated December 30, 2008 between Amicus Therapeutics, Inc. and Gregory Licholai

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